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Dave Rush Named Chief Executive Officer of Builders FirstSource

DALLAS, January 10, 2023 (GLOBE NEWSWIRE) – Builders FirstSource, Inc. (NYSE: BLDR) (“Builders FirstSource” or the "Company") today announced that Dave Rush has been named Chief Executive Officer, effective immediately. Mr. Rush has served as Interim Chief Executive Officer of Builders FirstSource since November 18, 2022, when he was also appointed to the Company’s Board of Directors.

Board Chair Paul Levy stated, “We are pleased to announce that Dave Rush has been appointed Chief Executive Officer. His strong vision and deep understanding of our business affords him insight into our many locations and diverse value-added product lines, as well as our growing digital efforts. Dave is an experienced operator, has successfully navigated a variety of economic environments, and has proven over the course of his 23-year tenure with Builders FirstSource a commitment to operational excellence. Given this experience, our Board has concluded that we are well positioned with Dave Rush at the helm of the Company.”

Rush stated, “Builders FirstSource is an incredible organization that I have been privileged to be a part of for the last 23 years. I’m honored and humbled to lead the Company’s outstanding and experienced team and execute our strategy to fuel long-term profitable growth while managing through a challenging and dynamic macro environment.”

Rush, 60, in his previous role as Executive Vice President, Strategic Management Office, oversaw the execution of enterprise-wide initiatives to advance the Company’s long-term strategy and provide enhanced value to stakeholders. Prior to this, he successfully led the integration and synergy efforts for the merger with BMC and acquisition of ProBuild.

About Builders FirstSource

Headquartered in Dallas, Texas, Builders FirstSource is the largest U.S. supplier of building products, prefabricated components, and value-added services to the professional market segment for new residential construction and repair and remodeling. We provide customers an integrated homebuilding solution, offering manufacturing, supply, delivery and installation of a full range of structural and related building products. We operate in 42 states with over 500 locations. For more information, visit www.bldr.com.

Forward-Looking Statements

Statements in this news release and the schedules hereto that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, synergies, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. As with the forward-looking statements included in this release, these forward-looking statements are by nature inherently uncertain, and actual results or events may differ materially as a result of many factors. All forward-looking statements are based upon information available to Builders FirstSource on the date this release was submitted. Builders FirstSource undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties, many of which are beyond the Company’s control or may be currently unknown to the Company, that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the continuing COVID-19 pandemic and its impact on the economy, the Company’s acquisitions and continued ability to identify and consummate attractive acquisitions, the Company’s growth strategies, including gaining market share and its digital strategies, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, which in turn is dependent on economic conditions, lumber prices and the economy, including interest rates, inflation and labor and supply shortages. Builders FirstSource may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and may also be described from time to time in the other reports Builders FirstSource files with the SEC. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

Builders FirstSource Contact:

Michael Neese
SVP, Investor Relations
Builders FirstSource, Inc.
(214) 765-3804

Mike.Neese@BLDR.com